Exhibit 10.6

WAIVER

This waiver (“Waiver”) is made and entered into as of September 30, 2005 by and among Matrix Service Company (the “Company”), and the investors identified on the signature pages hereto (each an “Investor” and, collectively, the “Investors”).

WHEREAS, the Company and the Investors are parties to that certain Securities Purchase Agreement, dated as of April 22, 2005 (the “Securities Purchase Agreement”), pursuant to which, among other things, the Company issued and delivered to the Investors certain Senior Unsecured Convertible Notes due five years from issuance (collectively, the “Notes”). All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Notes.

WHEREAS, the Company has requested that the Investors waive certain rights under the Notes and, subject to the terms and conditions herein contained, the Investors are willing to agree to provide such waiver.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Investors hereby waive an increase in the rate of interest payable pursuant to Section 2(b) of the Notes, however, such waiver shall only be effective until November 15, 2005.

2. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution of this Waiver may be made by delivery by facsimile.

3. This Waiver may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Securities Purchase Agreement.

4. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

5. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized signatories as of the date first indicated above.

MATRIX SERVICE COMPANY

By:
Name:
Title:

NAME OF INVESTOR

By:
Name:
Title: